Exhibit 99.02

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 1, 2013 Intuit Inc. ("Intuit" or the "Company") completed the sale of its Financial Services business to the private equity firm Thoma Bravo. The cash transaction is valued at approximately $1.025 billion. The following unaudited pro forma condensed consolidated balance sheet and statements of operations are derived from the historical consolidated financial statements of the Company. The pro forma condensed consolidated balance sheet of Intuit as of April 30, 2013 gives effect to the disposition as if it had occurred on that date. The pro forma condensed consolidated statements of operations of Intuit for the nine months ended April 30, 2013 and April 30, 2012 and the fiscal years ended July 31, 2012, 2011 and 2010 assume that the sale had been completed as of August 1, 2009. The unaudited pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the notes thereto and the historical financial statements, including the notes thereto, of the Company included in its Annual Report on Form 10-K for the year ended July 31, 2012.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
APRIL 30, 2013
(Unaudited)

		Pro Forma Adjustments
(In millions)	Historical	IFS (1)	Other (2)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,412	$—	$1,025	$2,437
Investments	583	—	—	583
Accounts receivable, net	312	(42)	—	270
Deferred income taxes	136	—	—	136
Prepaid expenses and other current assets	73	(4)	—	69
Current assets before funds held for customers	2,516	(46)	1,025	3,495
Funds held for customers	184	—	—	184
Total current assets	2,700	(46)	1,025	3,679

Long-term investments	88	—	—	88
Property and equipment, net	588	(28)	—	560
Goodwill	2,159	(914)	—	1,245
Acquired intangible assets, net	165	(5)	—	160
Other assets	110	(8)	—	102
Total assets	$5,810	$(1,001)	$1,025	$5,834

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$231	$(12)	$15	$234
Accrued compensation and related liabilities	211	(16)	—	195
Deferred revenue	423	(3)	—	420
Income taxes payable	274	—	—	274
Other current liabilities	223	—	—	223
Current liabilities before customer fund deposits	1,362	(31)	15	1,346
Customer fund deposits	184	—	—	184
Total current liabilities	1,546	(31)	15	1,530

Long-term debt	499	—	—	499
Other long-term obligations	195	(9)	—	186
Total liabilities	2,240	(40)	15	2,215

Stockholders’ equity	3,570	(961)	1,010	3,619
Total liabilities and stockholders’ equity	$5,810	$(1,001)	$1,025	$5,834
See accompanying Notes.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED APRIL 30, 2013
(Unaudited)

(In millions, except per share amounts)	Historical	Adjustments (3)	Pro Forma
Net revenue:
Product	$1,267	$—	$1,267
Service and other	2,526	(243)	2,283
Total net revenue	3,793	(243)	3,550
Costs and expenses:
Cost of revenue:
Cost of product revenue	102	—	102
Cost of service and other revenue	459	(121)	338
Amortization of acquired technology	16	(1)	15
Selling and marketing	1,029	(51)	978
Research and development	534	(21)	513
General and administrative	315	(6)	309
Amortization of other acquired intangible assets	21	—	21
Goodwill and intangible asset impairment charge	46	—	46
Total costs and expenses	2,522	(200)	2,322
Operating income from continuing operations	1,271	(43)	1,228
Interest expense	(23)	—	(23)
Interest and other income, net	6	1	7
Income from continuing operations before income taxes	1,254	(42)	1,212
Income tax provision	412	(14)	398
Net income from continuing operations	$842	$(28)	$814

Basic net income per share from continuing operations	$2.84		$2.75
Shares used in basic per share calculations	296		296

Diluted net income per share from continuing operations	$2.78		$2.69
Shares used in diluted per share calculations	303		303
See accompanying Notes.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED APRIL 30, 2012
(Unaudited)

(In millions, except per share amounts)	Historical	Adjustments (3)	Pro Forma
Net revenue:
Product	$1,239	$—	$1,239
Service and other	2,261	(246)	2,015
Total net revenue	3,500	(246)	3,254
Costs and expenses:
Cost of revenue:
Cost of product revenue	116	—	116
Cost of service and other revenue	444	(124)	320
Amortization of acquired technology	9	(1)	8
Selling and marketing	898	(48)	850
Research and development	490	(27)	463
General and administrative	288	(4)	284
Amortization of other acquired intangible assets	33	(15)	18
Total costs and expenses	2,278	(219)	2,059
Operating income from continuing operations	1,222	(27)	1,195
Interest expense	(42)	—	(42)
Interest and other income, net	23	—	23
Income from continuing operations before income taxes	1,203	(27)	1,176
Income tax provision	404	(9)	395
Net income from continuing operations	$799	$(18)	$781

Basic net income per share from continuing operations	$2.69		$2.63
Shares used in basic per share calculations	297		297

Diluted net income per share from continuing operations	$2.61		$2.55
Shares used in diluted per share calculations	306		306
See accompanying Notes.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JULY 31, 2012
(Unaudited)

(In millions, except per share amounts)	Historical	Adjustments (3)	Pro Forma
Net revenue:
Product	$1,479	$—	$1,479
Service and other	2,672	(326)	2,346
Total net revenue	4,151	(326)	3,825
Costs and expenses:
Cost of revenue:
Cost of product revenue	145	—	145
Cost of service and other revenue	601	(166)	435
Amortization of acquired technology	14	(1)	13
Selling and marketing	1,118	(65)	1,053
Research and development	669	(36)	633
General and administrative	388	(6)	382
Amortization of other acquired intangible assets	39	(15)	24
Total costs and expenses	2,974	(289)	2,685
Operating income from continuing operations	1,177	(37)	1,140
Interest expense	(50)	—	(50)
Interest and other income, net	24	—	24
Income from continuing operations before income taxes	1,151	(37)	1,114
Income tax provision	384	(12)	372
Net income from continuing operations	$767	$(25)	$742

Basic net income per share from continuing operations	$2.59		$2.51
Shares used in basic per share calculations	296		296

Diluted net income per share from continuing operations	$2.52		$2.43
Shares used in diluted per share calculations	305		305
See accompanying Notes.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JULY 31, 2011
(Unaudited)

(In millions, except per share amounts)	Historical	Adjustments (3)	Pro Forma
Net revenue:
Product	$1,480	$—	$1,480
Service and other	2,292	(311)	1,981
Total net revenue	3,772	(311)	3,461
Costs and expenses:
Cost of revenue:
Cost of product revenue	143	—	143
Cost of service and other revenue	495	(154)	341
Amortization of acquired technology	12	—	12
Selling and marketing	1,040	(61)	979
Research and development	620	(36)	584
General and administrative	352	(9)	343
Amortization of other acquired intangible assets	43	(30)	13
Goodwill and intangible asset impairment charge	30	—	30
Total costs and expenses	2,735	(290)	2,445
Operating income from continuing operations	1,037	(21)	1,016
Interest expense	(60)	—	(60)
Interest and other income, net	19	1	20
Income from continuing operations before income taxes	996	(20)	976
Income tax provision	344	(6)	338
Net income from continuing operations	$652	$(14)	$638

Basic net income per share from continuing operations	$2.12		$2.08
Shares used in basic per share calculations	307		307

Diluted net income per share from continuing operations	$2.06		$2.01
Shares used in diluted per share calculations	317		317
See accompanying Notes.

INTUIT INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JULY 31, 2010
(Unaudited)

(In millions, except per share amounts)	Historical	Adjustments (3)	Pro Forma
Net revenue:
Product	$1,412	$—	$1,412
Service and other	1,991	(310)	1,681
Total net revenue	3,403	(310)	3,093
Costs and expenses:
Cost of revenue:
Cost of product revenue	144	—	144
Cost of service and other revenue	447	(153)	294
Amortization of acquired technology	43	(22)	21
Selling and marketing	913	(62)	851
Research and development	564	(29)	535
General and administrative	346	(10)	336
Amortization of other acquired intangible assets	42	(31)	11
Total costs and expenses	2,499	(307)	2,192
Operating income from continuing operations	904	(3)	901
Interest expense	(61)	—	(61)
Interest and other income, net	13	1	14
Income from continuing operations before income taxes	856	(2)	854
Income tax provision	292	—	292
Net income from continuing operations	$564	$(2)	$562

Basic net income per share from continuing operations	$1.79		$1.78
Shares used in basic per share calculations	316		316

Diluted net income per share from continuing operations	$1.74		$1.73
Shares used in diluted per share calculations	325		325
See accompanying Notes.

INTUIT INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(1) Adjustments to eliminate the Financial Services business assets and liabilities from Intuit's historical net assets as a result of the disposition of that business. Intercompany balances are excluded.

(2) Adjustments to reflect the other effects of the disposition, including: (i) the cash proceeds of $1.025 billion received at closing, (ii) estimated transaction costs, and (iii) estimated tax adjustments related to the disposition. The estimated after-tax gain on the sale of the Financial Services business assuming the disposition had closed on April 30, 2013 is approximately $49 million and is included on the stockholders’ equity line of the pro forma condensed consolidated balance sheet. The actual gain will be determined as of August 1, 2013, the closing date, and could be materially different from this estimate.

(3) Adjustments to eliminate the Financial Services business revenues and direct expenses from Intuit's historical financial results as a result of the disposition.